GEORGE J. ELIOPULOS
                             MINING GEOLOGIST
                   4845 Pinesprings Dr. , Reno NV 89609
                         Telephone (775) 827-1480

November 9, 2000

Mr. C. Patrick Costin
1850 Aquila Avenue
Reno, NV  89509

Re: Lease of the Deer Creek property, Lemhi County, Idaho to Drew
Resources, Inc., Shane Lawry, President

Pat:

The enclosed check represents your share from lease of the Deer Creek, Idaho mining property to Drew Resources, Inc., 2743 West 37th Ave., Vancouver, B.C. Canada V6N 2T5:

Payment upon execution of lease:                            $5,000.00

10% interest to C.P. Costin                                    500.00

Less 10% of Federal filing fees ($400 per annum)
for 1999 & 2000 ($40 x 2 = $80.00)                             -80.00

Less 10% of State of Idaho filing fees
($5.50 per annum) for 1999 & 2000 ($.55 x 2 = $1.10)            -1.10

Amount due to C.P. Costin, less expenses                      $418.90


Sincerely,

/s/ George J. Eliopulos
George J. Eliopulos
Enclosure